UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

(Amendment No. )

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2026

ONFOLIO HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41466	37-1978697
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1007 North Orange Street, 4th Floor, Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (682) 990-6920

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ONFO	Nasdaq Capital Market
Warrants To Purchase Common Stock	ONFOW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

To the extent required by Item 3.01 of Form 8-K, the information contained in Item 8.01 herein is incorporated by reference into this Item 3.01.

Item 8.01. Other Events.

As previously disclosed in its Current Report on Form 8-K filed on May 29, 2026, Onfolio Holdings Inc. (the “Company” or “Onfolio”) received a notice from Nasdaq on May 26, 2026, regarding its failure to meet the $2.5 million minimum stockholders’ equity requirement under Listing Rule 5550(b)(1). At that time, the Company also did not satisfy either of the alternative standards under Rule 5550(b), relating to market value of listed securities or net income from continuing operations.

In its letter dated October 5, 2026, Nasdaq granted the Company an extension until November 23, 2026 to regain compliance with Nasdaq Listing Rule 5550(b) following its review of the Company’s compliance submissions. Under the terms of the extension, Onfolio must regain compliance by November 23, 2026 and furnish a Report on Form 8-K to the Securities and Exchange Commission and Nasdaq evidencing compliance in accordance with the requirements specified in the letter.

Nasdaq will continue to monitor the Company’s ongoing compliance. The letter specifies that the Company may be subject to delisting if it fails to evidence compliance when filing its periodic report for the year ending December 31, 2026. If the Company does not satisfy the extension’s terms, Nasdaq Staff will issue a written delisting notification, which the Company may appeal to a Nasdaq Hearings Panel. The letter has no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Capital Market and does not affect the Company’s business, operations, or reporting requirements with the Securities and Exchange Commission.

There can be no assurance that Onfolio will regain compliance within the extension period or maintain compliance with Nasdaq’s continued listing requirements.

On October 7, 2026, the Company issued a press release announcing that it received from Nasdaq an extension to regain compliance with Nasdaq Listing Rule 5550(b). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 7, 2026
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONFOLIO HOLDINGS INC.

Date: October 7, 2026	By:	/s/ Dominic Wells
Dominic Wells,
Chief Executive Officer

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